Exhibit No. 32.1

Form 10-QSB  Bidville, Inc.  File No. 000-31477

          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Bidville, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Palandro, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 21, 2004                      /s/ Michael Palandro
                                         -----------------------------
                                         Michael Palandro
                                         President, Chief Executive Officer,
                                         Acting Chief Financial Officer
                                         and Director


     A signed original of this written statement required by Section 906 has been provided to Bidville, Inc. and will be retained by Bidville, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.